Exhibit 23.1





                        INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 33-45177 and 33-43557 of Secom General Corporation on Form S-8 of our report dated December 17, 1999, appearing in this Annual Report on Form 10-K of Secom General Corporation for the year ended September 30, 1999.




                                                         REHMANN ROBSON, P.C.




Farmington Hills,  Michigan
December 27, 1999


                                     E-4